1Nuveen Churchill Private Capital Income Fund Case studies

2Nuveen Churchill Private Capital Income Fund Deal highlights Company description Churchill’s Edge Phaidon International Churchill tranches: First Lien Sr. Secured Facilities Role: Administrative Agent, Sole Lender Use of Proceeds New buyout financing Sponsor: Further Global Capital Management Pricing: S+550 bps at close (1% floor) OID: 99.0 Closing date: August 2022 • Sourced directly from the Sponsor, an existing LP relationship, with whom Churchill has completed several deals • Deep industry knowledge through several existing staffing portfolio investments Phaidon International is a global staffing firm with 6 distinct brands focused on identifying and sourcing business critical roles for life sciences, banking, wealth management, infrastructure, and connective technology sectors. It was founded in 2004, based in London, and generates the majority of revenues in North America. Industry: Business Services This case study is for illustrative purposes only, is not representative of all the Fund’s investments and does not constitute investment advice or recommendation of past investments. The case study presented was selected via an objective, non-performance based standard of showing Fund’s largest position (including additional but unfunded investment commitments) for each type of investment in their respective industry where Churchill Asset Management served in a lead role. Past performance is no guarantee of future results. Please refer to the “Important Disclosure Information” for additional important information on the case studies presented. • Churchill was selected as the Administrative Agent and Sole Lender due to its long-standing LP relationship, capacity to speak for the entire facility, and ability to deliver execution certainty Key Terms

SmartSign

Company description

SmartSign is a leading e-commerce provider of customizable signs, labels and tags for regulatory, compliance and safety applications. It was founded in 1999 and is based in Brooklyn, NY

Industry: *Consumer Goods - Durable*

Deal highlights

- Strong attributes as a vertically integrated, tech-enabled company, well positioned to capitalize on the growing online segment of the signs, labels and tags market
- Highly diversified by customer base with nearly 900,000 customers, including 75% of the Fortune 1000

Churchill's Edge

- Churchill was selected as the Lead Left Arranger due to our scale, capacity to speak for the entire facility, and ability to close efficiently by using a recent precedent credit agreement which we negotiated as the Lead Left agent (2021)

SmartSign


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Key Terms

Churchill tranches:	First Lien Sr. Secured Facilities
Role:	Lead Left Arranger and Admin Agent
Use of Proceeds	New buyout financing
Sponsor:	Sentinel Capital Partners
Pricing:	S+500 bps at close (1% floor)
OID:	99.0
Closing date:	September 2022

This case study is for illustrative purposes only, is not representative of all the Fund's investments and does not constitute investment advice or recommendation of past investments. The case study presented was selected via an objective, non-performance based standard of showing Fund's largest position (including additional but unfunded investment commitments) for each type of investment in their respective industry where Churchill Asset Management served in a lead role. This portfolio company is referred to as Xpressmyself.com LLC (a/k/a SmatSign) in the quarterly filings.

Past performance is no guarantee of future results. **Please refer to the "Important Disclosure Information" for additional important information on the case studies presented.**

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Nuveen Churchill Private Capital Income Fund 3

4Nuveen Churchill Private Capital Income Fund Deal highlights Company description Churchill’s Edge Class Valuation • Leading player in a highly fragmented market with multiple opportunities for organic growth, as well as M&A • Strong value proposition and customer base that is positioned well to continue taking market share Class Valuation is a tech-enabled residential Appraisal Management Company (“AMC”) that assists mortgage lenders in managing the procurement and workflow for property appraisals for the origination or refinancing of property loans. It was founded in 2009 and is based in Troy, MI. Industry: Business Services Key Terms • Churchill was selected as the sole junior capital lender due to its long-standing limited partner relationship with the sponsor, capacity to speak for the entire facility, support incremental financing needs, and ability to deliver execution certainty Churchill tranches: Second Lien Term Loan / Common Equity Role: Lead Lender / Co-Investor Use of Proceeds New buyout financing Sponsor: Gridiron Capital Partners Pricing: 11% OID: 98.0 Closing date: March 2021 This This case study is for illustrative purposes only, is not representative of all the Fund’s investments and does not constitute investment advice or recommendation of past investments. The case study presented was selected via an objective, non-performance based standard of showing Fund’s largest position (including additional but unfunded investment commitments) for each type of investment in their respective industry where Churchill Asset Management served in a lead role. Past performance is no guarantee of future results. Please refer to the “Important Disclosure Information” for additional important information on the case studies presented.

5Nuveen Churchill Private Capital Income Fund Deal highlights Company description Churchill’s Edge Revision Goodier • Leading clinical skincare brand with unique formulation philosophy, endorsed by professionals driving strong customer and physician loyalty • Deeply experienced sponsor with a multi-year focus on the skincare sector, a growing market with strong tailwinds Combination of Revision Skincare, a provider of clinically- proven skincare products sold through dermatologists, and Goodier Cosmetics, a skincare contract development and manufacturing company. Revision was founded in 1984, and Goodier was founded in 1922. Both are based in Irving, TX. Industry: Consumer Goods: Non-Durable Key Terms • Deep knowledge of the sponsor as a long-standing limited partner committed to multiple funds and experience within the industry, allowing Churchill to provide high conviction feedback quickly • Scale and capacity to offer multiple financing solutions, including junior capital and equity co-investment commitments Churchill tranches: Mezzanine / Equity Role: Lead Lender / Co-Investor Use of Proceeds New buyout financing Sponsor: Gryphon Investors Closing date: December 2021 This case study is for illustrative purposes only, is not representative of all the Fund’s investments and does not constitute investment advice or recommendation of past investments. The case study presented was selected via an objective, non-performance based standard of showing Fund’s largest position (including additional but unfunded investment commitments) for each type of investment in their respective industry where Churchill Asset Management served in a lead role. This portfolio company is referred to as RVGD Aggregator LP (Revision Skincare) in the quarterly filings. Past performance is no guarantee of future results. Please refer to the “Important Disclosure Information” for additional important information on the case studies presented. Key Terms

Entomo Brands

ENTOMO BRANDS





Company description

Entomo Brands is a pest control platform managing multiple insect-related service companies operating under well established regional and local brands, including Palmetto Exterminators. The company was founded in 1960 and is headquartered in Charleston, SC.

Industry: *Consumer Services*

Deal highlights

- High value / low cost value proposition, historically resilient through economic cycles
- Large and growing market with stable demand drivers and historically high industry-wide customer retention
- Attractive financial profile characterized by highly recurring/re-occurring revenue and strong free cash flow

Churchill's Edge

- Deep industry knowledge with several existing residential services investments, including similar buy-and-builds
- Long-standing LP relationship with multiple direct investments and lead roles, driving highly efficient execution with recent precedent agreements
- Scale to provide funded and unfunded commitments for the junior financing, in addition to an equity co-investment

Key Terms

Churchill tranches:	Mezzanine / Common Equity
Role:	Lead Investor / Co-Investor
Use of Proceeds	Acquisition financing
Sponsor:	CenterOak Partners
Closing date:	August 2023

This case study is for illustrative purposes only, is not representative of all the Fund's investments and does not constitute investment advice or recommendation of past investments. The case study presented was selected via an objective, non-performance based standard of showing Fund's largest position (including additional but unfunded investment commitments) for each type of investment in their respective industry where Churchill Asset Management served in a lead role. This portfolio company is referred to as COP Exterminators Investment, LLC in the quarterly filings.

Past performance is no guarantee of future results. **Please refer to the "Important Disclosure Information" for additional important information on the case studies presented.**

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Nuveen Churchill Private Capital Income Fund 6

7Nuveen Churchill Private Capital Income Fund Important Disclosure Information Case studies presented herein were selected as of December 31, 2023, and key terms of the positions are presented as of the respective investment closing dates. The information presented contains case studies and other discussions of selected investments made by PCAP. These discussions provide descriptions and certain key aspects of such investments presented for informational purposes only and are intended to illustrate Churchill’s sourcing experience and the profile and types of investments and investment strategies which may be pursued by PCAP. The types and performance of these investments (i) are not representative of the types and performance of all investments or investment strategies that have been made or recommended by Churchill and (ii) are not necessarily indicative of the types and performance of investments that Churchill may seek to make, or be able to make, in the future. Further, references to investments included in illustrative case studies are presented to illustrate Churchill’s investment processes only and should not be construed as a recommendation of any particular investment. Past performance is not indicative of future results and there can be no assurance that any such fund, strategy or transaction will be successful. Case studies represent Churchill’s views and beliefs. All rights to the trademarks and/or logos listed herein belong to their respective owners and Churchill’s use hereof does not imply any affiliation with, or endorsement by the owners of these trademarks and/or logos.